UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2008

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



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          Nevada                       000-49735                87-0642947
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation)                                        Identification No.)


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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240. 14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On August 29, 2008, Intraop Medical Corporation, or Intraop, entered into an Amendment to 10% Senior Secured Debenture with ABS SOS-Plus Partners Ltd. and Regenmacher Holdings, Ltd. pursuant to which the 10% senior secured debenture in the current principal amount of $500,000 held by each of ABS and Regenmacher was amended to extend the maturity date from August 31, 2008 to September 30, 2008. The debentures were originally issued on August 31, 2005 in the original principal amount of $1,000,000 each.

         In connection with the amendment of the two debentures, Lacuna Hedge Fund LLLP provided a guaranty of the outstanding obligations under the debentures. Lacuna Hedge Fund LLLP and it affiliates own approximately 34% of Intraop's outstanding common stock. Rawleigh Ralls, a director of Intraop, is a managing director of Lacuna, LLC, the general partner of Lacuna Hedge Fund LLLP.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure in Item 1.01 above is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number
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10.48          Amendment to 10% Senior Secured  Debenture dated as of August 29,
               2008 by and between Intraop Medical Corporation and ABS-SOS Plus Partners Ltd. and Regenmacher Holdings, Ltd.

10.49          Guaranty  dated  August 29, 2008  executed  by Lacuna  Hedge Fund
               LLLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTRAOP MEDICAL CORPORATION


Date: September 8, 2008                     By: /s/ Howard Solovei
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                                            Howard Solovei
                                            Chief Financial Officer




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